

Lihua International, Inc.

NASDAQ: LIWA

April 2010

LiHUA INTERNATIONAL

Safe Harbor Statement

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, including, without limitation, statements about its business or growth strategy, general industry conditions including availability of copper or recycled scrap copper, future operating results of the Company, capital expenditures, expansion and growth opportunities, bank borrowings, financing activities and other such matters, are forward-looking statements. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ from those projected in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the Prospectus and other quarterly and annual filings periodically filed with the SEC at www.sec.gov.

Please note that this presentation was created as of the date listed, and reflects management views as of that date. The Company undertakes no obligation to update information contained herein.

Offering Summary

Issuer:	Lihua International, Inc (NASDAQ: LIWA)
Offer Size:	$ 35mm Follow-on Offering
Overallotment Option:	15% (primary)
Use of Proceeds:	General corporate purposes including Capex & Working capital
Underwriters:	Rodman & Renshaw, LLC Chardan Capital Markets, LLC Brean Murray, Carret & Co.
Expected Pricing:	Week of April 5, 2010
Current Fully Diluted Shares:	25,423,524

Company Profile: Lihua International, Inc (NASDAQ: LIWA)

- Lihua International, Inc (NASDAQ: LIWA) is a vertically integrated leading manufacturer of copper alternative products
- Products include pure copper fine and superfine magnet wire, copper rod and copper clad aluminum (CCA) fine and superfine magnet wire
- Products are used in consumer electronics, white goods, automotive, electronic motor, utility, telecommunications and cable industries
- Revenues growth of 117% CAGR '06-'09 to $161m in 2009 from $15mm in 2006
- Strong R&D capability with proprietary technologies in recycling, drawing and enameling processes


Net Income
$mm
$30
$25
$20
$15
$10
$5
$0
78% '06-'09 CAGR (1)
$4.5
$7.7
$11.7
$16.8
$25.6 (1)
2006
2007
2008
2009
2009 (1)

(1) - Adjusted for $8.8mm of non cash charges of change in fair value of warrants classified as derivatives in 2009.







LiHUA INTERNATIONAL

Investment Highlights

- Large and rapidly growing copper alternative products and wire market
- Viable, vertically integrated and highly scalable business model
- Leading market position with low cost advantage
- Proprietary recycling, drawing and enameling technologies up to the highest environmental standards
- Limited commodity risk
- Rigorous quality controls, established reputation & distribution
- Strong financial performance
  - Revenue: 3 year CAGR 117%; FY09 $161mm, grew 223% y/y
  - Net income: 3 year CAGR 78%; FY09 $25.6(1)mm, grew 118% y/y
  - Cash and cash equivalents: $35mm; debt $2mm as of end of FY09
- Experienced management and BOD with US public company experience

(1) - Adjusted for $8.8mm of non cash charges of change in fair value of warrants classified as derivatives in 2009.

Huge Demand in China

- China is the largest copper consuming country in the world with a market share of 22%
- China is highly under-resourced in domestic copper
- In 2008, copper consumption in the Chinese market was approximately 7.9 million metric tons, for an addressable market of approximately US$56 billion, based on recent copper pricing
- China's $4 trillion RMB stimulus package and the ongoing urbanization process should support sustained copper demand

Recent Accomplishments

- Completed 2 new copper wire production lines in February 2010
- Customer accounts increased by ~50% from 200 in '08 to 300 in '09
- Expanded wire production capacity in October 2009
  - CCA wire capacity reached 7,500 tons p/a
  - Pure copper wire capacity reached 18,000 tons p/a
- Launched copper recycling facility in March 2009
  - 25,000 tons annual capacity
- Completed NASDAQ IPO September 2009 (LIWA)
  - Ranked Among the Top-Performing IPOs in 2009
  - 2.6 million shares @ $4.00 per share, raising $9.2 mm
- Raised $15mm PIPE October 2008

Limited Copper Supply Creates Opportunity

China is deficient in copper reserves and is a net importer, driving growth in:

- Recycling and recycling technologies
  - High copper prices, low mine production, lack of reserves and high import costs have fueled an increase in recycling copper
- Alternatives to pure copper such as CCA
  - CCA bimetallic materials are ideal substitutes for pure copper, with conductivity nearly that of pure copper at a much lower cost









Strategic Locations Throughout China


SHANDONG
JIANGSU
ANHUI
ZHEJIANG
FUJIAN
GUANGDONG

- More than 98% of products sold in China
- Exported to ~20 countries through distributors

★ Headquarters in Danyang, Jiangsu province

● Satellite offices

Copper Recycling to Capture Surging Demand

- Launched copper recycling facility in Q1:09
  - Current production 25,000 tons per annum
- Proprietary cleaning process leads to a large addressable market estimated at 7.9 million metric tons in 2008, or US $56 billion, based on recent copper prices
  - 99.96% purity meets China's pure copper standard
- Produce and distribute refined copper for the electronics, infrastructure and power sectors in the following forms:
  - Cable, Copper rod, Fine wires
- Meets the highest environmental standards







LIHUA INTERNATIONAL

What is Copper Clad Aluminum (CCA)?

Lihua purchases CCA from suppliers and draws it into superfine wire, which accounted for approximately 25% of 2009 sales.

- CCA, a bimetallic wire, is a conductor comprising an inner aluminum core and outer copper cladding
- Low-cost alternative to solid copper wire
- Benefits of CCA include:
  - Cheaper than copper (~70% AL, ~30% CU) with similar electron mobility
  - Lighter than CU; ~2.7X more wire length by weight than CU
  - Higher conductivity and strength than AL
  - Superior corrosion resistance compared with pure AL
  - Best used in white goods and home appliances such as microwaves, which do not operate on a constant basis


Copper
Aluminum

Magnet and Fine Wire Production

- Leading Chinese producer of CCA fine & magnet wire
- Established sales channels
  - Diversified customer base with over 300 customers
  - Large Chinese and multi-national companies
    - Midea ($10 billion in revenue)
- One patent granted and three patents pending
- ISO 9001 and 14001 certified
- UL certification for magnet copper wire
- AAA Grade of Credit Enterprise
- 2008, 2009 China High Quality Growth Enterprise Award



CSA

美的 Midea

中国国家跳水队·游泳队主赞助商

ISO International Organization for Standardization







Underwriters Laboratories


企业资信等级
AAA级

Manufacturing Process


Input
Recycling
Wire Processing
End Products
CCA Raw Wire
Scrap Copper
Cleaning / Smelting (Proprietary Cleaning Technology)
Copper Rod
Drawing
Coating / Plating
Super Fine Wire
Fine Wire
Magnet Wire
Tin Plated Wire
Copper Rod
Copper Wire
Copper Cable

Improving Product Mix to Drive Higher Margins

Volume (% of total) by Product


Q2 2009
CCA Wire, 18%
Copper Wire, 28%
Copper Rod, 53%


Q4 2009
CCA Wire, 25%
Copper Wire, 52%
Copper Rod, 23%

LiHUA INTERNATIONAL

Growth Strategy

<u>Increase earnings and return on invested capital</u>

- Significantly expand production capacity to meet demand
  - Increasing vertical integration drives cost efficiencies
- Strengthen relationships with key customers and further diversify customer base
  - Cross selling opportunities with existing and new customers
- Leverage purchasing power for low cost raw materials
- Leverage recycling technology and fine wire drawing expertise to develop new products



Production Capacity Expansion

Production Capacity

In tons, FYE 12/31

	2009	2010E	2011E
Copper	18,000	25,000	50,000
CCA	7,500	10,000	15,000
Total	**25,500**	**35,000**	**65,000**
Smelter (Copper Rod)	25,000	25,000	100,000

Experienced Management with Industry Expertise

Name	Title	Experience
Zhu Jian Hua	Founder, Chairman & CEO	• Founded Lihua and built the Company to its current level • Over 25 years experience in China's copper industry • Vast relationships within the copper industry
Wang Ya Ying	Founder & COO	• Strong technical knowledge of copper and depth of industry relationships • Over 25 years experience in China's copper industry
Yu Yang (Roy)	CFO	• Former EVP of Finance of Fushi Copperweld, Inc. (NASDAQ: FSIN) • Former CFO of Songzai International Holding (OTCBB: SGZH) • London Southbank University, degree in accounting and finance, ACCA certified candidate
Daphne Huang	EVP of Finance & Director of IR	• 9 years of Corporate Finance and Debt Capital Markets experience, former VP of GE Capital & Banc of America Securities • CPA and former Senior Auditor at PricewaterhouseCoopers • MBA from Stern Business School of New York University

Impressive & Experienced Oversight Board

Name	Title	Experience
Robert C. Bruce	Independent Director	• President & founder of Oakmont Advisory Group, a financial management consulting firm • COO, Treasurer and Director for Enterix Inc (1999-2004) • MBA - Yale School of Management; BA - Princeton University
Jonathan P. Serbin	Independent Director	• Currently CEO of D Mobile, Inc., a seller of mobile content in PRC • CFO at EBT Mobile (2004-2007) • Formerly Lehman Brothers banker and Coudert lawyer • B.A. - Washington University, St. Louis; J.D. - Boston University; MBA - Columbia University
Kelvin Lau	Independent Director	• Managing Director at Mizuho Securities Asia Limited • More than 20 years of experience in investment banking and the finance industry • Chartered Association of Certified Accountants of the United Kingdom, B.S. in Economics from University of London

LiHUA INTERNATIONAL

Income Statement

Selected Income Statement Items

$mm, FYE 12/31

		2009	2008	2007	2006	CAGR '06-'09
Revenues		$161.5	$50.0	$32.7	$15.7	117.5%
y-o-y growth		*223.1%*	*52.9%*	*108.3%*	-	
EBITDA	(1)	**33.0**	**15.1**	**9.4**	**4.9**	**88.8%**
y-o-y growth		*118.3%*	*60.9%*	*91.8%*	-	
EBITDA Margin		20.4%	30.2%	28.7%	31.2%	
EBIT		30.5	14.2	8.9	4.5	89.3%
Margin		*18.9%*	*28.4%*	*27.2%*	*28.7%*	
Change in Fair Value of Warrants		8.8				
Net Income		**$16.8**	**$11.7**	**$7.7**	**$4.5**	55.1%
Adjusted Net Income	(1)	**$25.6**	**$11.7**	**$7.7**	**$4.5**	78.5%
Margin		*15.9%*	*23.4%*	*23.5%*	*28.7%*	
Diluted EPS		$0.88	$0.70	$0.55	NA	
Adjusted EPS	(1)	$1.34	$0.70	$0.55		
Weighted Avg Diluted Shares Outstanding (mm)		19.13	15.33	14.00	-	

(1) - Adjusted for $8.8mm of non cash charges of change in fair value of warrants classified as derivatives in 2009.



LIHUA INTERNATIONAL

Strong Balance Sheet

Balance Sheet Extracts (in thousands of $USD)			
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash	$34,615	$26,042	$3,214
Accounts Receivable	10,996	5,043	5,385
Inventory	17,534	587	2,598
Total Assets	91,166	56,813	30,075
Total Liabilities	9,386	9,021	10,992
Total Debt	2,196	6,145	4,107
Total Equity	$81,781	$34,675	$19,082



Sources & Uses

Sources ($mm)	$	%
Common stock offering	$35.0	100.0%
Total	$35.0	100.0%

Uses ($mm)	$	%
New smelting facility, land, building & equipment	35.0	100.0%
Total	$35.0	100.0%

- New smelting facility will add approximately 75,000 tons of capacity



LiHUA INTERNATIONAL

Lihua: Well Positioned for Growth

Growth Opportunity
- Large and growing market
- Positive economic trends
- Leading industry producer

Strong Financial Performance
- Strong top and bottom line growth
- Cash Flow generation
- Strong Balance Sheet

Attractive Industry
- Sizable market $56Bn
- China is the largest copper consuming country
- Government stimulus package supports sustainable demand

LiHUA INTERNATIONAL

Solid Management Team
- Proven track record of growth and profitability
- Extensive experience
- Sound vision & strategy

Viable Business Model
- Proprietary technology & low cost advantage
- Established reputation
- Proven distribution channels

Lihua continues to deliver on key strategic & financial metrics